Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Supplement Dated November 15, 2021

Effective November 1, 2021 the previously announced transaction to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments.

In connection with the closing of the transaction, Wells Fargo Funds Management, LLC, the fund's adviser was renamed Allspring Funds Management, LLC and Wells Capital Management, LLC, the fund's subadviser was renamed Allspring Global Investments, LLC.

As announced by Wells Fargo Asset Management on September 30, 2021, the Subaccount names will change from "Wells Fargo" to "Allspring" on December 6, 2021.

Therefore, the Wells Fargo Subaccount underlying portfolios in your Policy prospectus will be updated as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Long-term capital appreciation.	Allspring VT Discovery Fund, Class 2, Allspring Funds Management, LLC / Allspring Global Investments, LLC
Long-term capital appreciation.	Allspring VT Opportunity Fund, Class 2, Allspring Funds Management, LLC / Allspring Global Investments, LLC

All other provisions of your Policy remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 848 11-21